Exhibit 10.2

EXHIBIT A to Unit Purchase Agreement

REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
RIO VISTA ENERGY PARTNERS L.P.
AND
THE PURCHASERS NAMED ON SCHEDULE A HERETO

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 3, 2007, by and among Rio Vista Energy Partners L.P., a Delaware limited partnership (the “Partnership”), and each of the Purchasers set forth on Exhibit A to this Agreement (each, a “Purchaser” and collectively, the “Purchasers”).
WHEREAS, this Agreement is made in connection with the Closing of the issuance and sale of the Purchased Units pursuant to the Unit Purchase Agreement, dated as of November 29, 2007, by and among the Partnership and the Purchasers (the “Purchase Agreement”); and
WHEREAS, the Partnership has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Purchase Agreement.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement. The terms set forth below are used herein as so defined:
“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Effective Date Deadline” means the date that is 180 days after the Closing Date.
“Effectiveness Period” has the meaning specified therefor in Section 2.01(a) of this Agreement.
“General Partner” means Rio Vista GP LLC, a Delaware limited liability company and the general partner of the Partnership.
“Holder” means the record holder of any Registrable Securities.
“Included Registrable Securities” has the meaning specified therefor in Section 2.02(a) of this Agreement.
“Liquidated Damages” has the meaning specified therefor in Section 2.01(b) of this Agreement.
“Liquidated Damages Multiplier” means the product of (a) $11.25 and (b)(i) the number of Purchased Units purchased by such Purchaser, if no Rule 415 Event occurs, or (ii) in the event of a Rule 415 Event, (A) the number of Units purchased by such Purchaser that are Covered Registrable Securities that have not been registered by the Target Effective Date, plus (B) the number of Units purchased by such Purchaser that are not Covered Registrable Securities that have not been registered by the Effective Date Deadline (in each case, subject to adjustment for unit splits, combinations and similar events).

“Losses” has the meaning specified therefor in Section 2.08(a) of this Agreement.
“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.
“Nasdaq” means The Nasdaq National Market.
“Opt Out Notice” has the meaning specified therefor in Section 2.02(a) of this Agreement.
“Partnership” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Purchase Agreement” has the meaning specified therefor in the recitals of this Agreement.
“Purchaser” and “Purchasers” have the meanings specified therefor in the introductory paragraph of this Agreement.
“Purchaser Underwriter Registration Statement” has the meaning specified therefor in Section 2.04(p) of this Agreement.
“Registrable Securities” means: (i) the Purchased Units and (ii) any Units issued as Liquidated Damages pursuant to Section 2.01 of this Agreement, if any, all of which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.
“Registration Expenses” has the meaning specified therefor in Section 2.07(b) of this Agreement.
“Selling Expenses” has the meaning specified therefor in Section 2.07(b) of this Agreement.
“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.
“Selling Holder Indemnified Persons” has the meaning specified therefor in Section 2.08(a) of this Agreement.
“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time, including as permitted by Rule 415 under the Securities Act (or any similar provision then in force under the Securities Act).

“Target Effective Date” means the date that is the earlier of the filing of the Form 10-K for the year ended December 31, 2007 but no later than April 14, 2008.
“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security with respect to a Purchaser upon the first to occur of the following events: (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of by such Purchaser pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of by such Purchaser pursuant to any section of Rule 144 (or any similar provision then in force) under the Securities Act; (c) when such Registrable Security can be disposed of by such Purchaser pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; (d) when such Registrable Security is held by the Partnership or one of its subsidiaries; or (e) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.10 hereof.
Section 1.03 Rights and Obligations. Except for the rights and obligations under Section 2.08 herein, all rights and obligations of each Purchaser under this Agreement, and all rights and obligations of the Partnership under this Agreement with respect to such Purchaser, shall terminate when such Purchaser is no longer a Holder.
ARTICLE II
REGISTRATION RIGHTS
Section 2.01 Shelf Registration.
(a) Deadline To Become Effective. As soon as practicable following the Closing Date, but in any event within 90 days after the Closing Date, the Partnership shall prepare and file a Shelf Registration Statement under the Securities Act with respect to all of the Registrable Securities. The Shelf Registration Statement filed pursuant to this Section 2.01(a) shall be on such appropriate registration form of the Commission as shall be selected by the Partnership. The Partnership shall use its best efforts to cause the Shelf Registration Statement to become effective no later than the Target Effective Date. The Partnership will use its best efforts to cause the Shelf Registration Statement filed pursuant to this Section 2.01 to be continuously effective under the Securities Act until the earlier of (i) the date as of which all such Registrable Securities are sold by the Purchasers and any transferee or assignee who was transferred or assigned rights under this Agreement in accordance with Section 2.10 and (ii) the date as of which all Registrable Securities cease to be Registrable Securities pursuant to Section 1.02 of this Agreement (the “Effectiveness Period”). The Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and, in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Shelf Registration Statement becomes effective, but in any event within two (2) Business Days of such date, the Partnership shall provide the Purchasers with written notice of the effectiveness of the Shelf Registration Statement.

(b) Failure To Become Effective. Subject to the terms of Section 2.01(g) below, if the Shelf Registration Statement required by Section 2.01 does not become or is not declared effective as to all or any portion of the Registrable Securities on or before the Target Effective Date (or the Effective Date Deadline in the event of a Rule 415 Event, as applicable), then each Purchaser shall be entitled to a payment (with respect to the Registrable Securities of each such Purchaser), as liquidated damages and not as a penalty, of 1.00% of the Liquidated Damages Multiplier per each non-overlapping 30-day period following the Target Effective Date (or the Effective Date Deadline in the event of a Rule 415 Event, as applicable) (the “Liquidated Damages”) until such filing failure is cured or until the date two (2) years after the Closing Date; provided, that the Liquidated Damages for any period of less than 30 days shall be prorated by multiplying the Liquidated Damages to be paid in a full 30-day period by a fraction, the numerator of which is the number of days for which such liquidated damages are owed, and the denominator of which is 30; provided, further, that if there is a change in the Law or accounting principles generally accepted in the United States that would result in the Purchased Units being treated as debt securities instead of equity securities for purposes of the Partnership’s financial statements because of the Liquidated Damages, then the aggregate amount of the Liquidated Damages payable by the Partnership under this Agreement to each Purchaser shall not exceed the maximum amount of the Liquidated Damages Multiplier with respect to such Purchaser allowed for the Purchased Units not to be treated as debt securities for purposes of the Partnership’s financial statements. The Liquidated Damages payable pursuant to the immediately preceding sentence shall be payable within ten (10) Business Days after the end of each such non-overlapping 30-day period. Any Liquidated Damages shall be paid to each Purchaser in cash or immediately available funds; provided, however, if the Partnership certifies that it is unable to pay Liquidated Damages in cash or immediately available funds because such payment would result in a breach under a credit facility or other debt instrument filed as exhibits to the Partnership SEC Documents, then the Partnership may pay the Liquidated Damages in kind in the form of the issuance of additional Units. Upon any issuance of Units as Liquidated Damages, the Partnership shall promptly (i) prepare and file a new Shelf Registration Statement or any existing Shelf Registration Statement adding such Units to such Shelf Registration Statement as additional Registrable Securities and (ii) prepare and file a supplemental listing application with Nasdaq to list such additional Units. The determination of the number of Units to be issued as Liquidated Damages shall be equal to the amount of Liquidated Damages divided by the volume weighted average closing price of the Partnership’s Units on Nasdaq for the ten (10) trading days immediately preceding the date on which the Liquidated Damages payment is due, less a discount of 5.0%. The payment of Liquidated Damages to a Purchaser shall cease as to any Registrable Securities that cease to be Registrable Securities as provided in Section 1.02 above, or at such time as the Purchased Units can be disposed of by such Purchaser pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act.

(c) Waiver of Liquidated Damages. If the Partnership is unable to cause a Shelf Registration Statement to become effective by the Target Effective Date as a result of an acquisition, merger, reorganization, disposition or other similar transaction, then the Partnership may request a waiver of the Liquidated Damages, which may be granted by the consent of the Holders of a majority of the outstanding Registrable Securities, in their sole discretion, and which such waiver shall apply to all the Holders of Registrable Securities.
(d) Delay Rights. Notwithstanding anything to the contrary contained herein, the Partnership may, upon written notice to any Selling Holder whose Registrable Securities are included in the Shelf Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement but may settle any previously made sales of Registrable Securities) if (i) the Partnership is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Partnership determines in good faith that the Partnership’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or (ii) the Partnership has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Partnership, would materially adversely affect the Partnership; provided, however, in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Shelf Registration Statement for a period that exceeds an aggregate of 30 days in any 90-day period or 90 days in any 365-day period, in each case, exclusive of days covered by any lock-up agreement executed by a Purchaser in connection with any Underwritten Offering. Upon disclosure of such information or the termination of the condition described above, the Partnership shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.
(e) Additional Rights to Liquidated Damages. If (i) the Holders shall be prohibited from selling their Registrable Securities under the Shelf Registration Statement as a result of a suspension pursuant to Section 2.01(d) of this Agreement in excess of the periods permitted therein or (ii) the Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective without being succeeded by a post-effective amendment to the Shelf Registration Statement, a supplement to the prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or l5(d) of the Exchange Act, then, until the suspension is lifted or a post-effective amendment, supplement or report is filed with the Commission, but not including any day on which a suspension is lifted or such amendment, supplement or report is filed and declared effective, if applicable, the Partnership shall pay the Holders an amount equal to the Liquidated Damages, following (x) the date on which the suspension period exceeded the permitted period or (y) the day after the Shelf Registration Statement ceased to be effective or failed to be useable for its intended purposes, as liquidated damages and not as a penalty. For purposes of this Section 2.01(e), a suspension shall be deemed lifted on the date that notice that the suspension has been lifted is delivered to the Holders pursuant to Section 3.01 of this Agreement. The parties confirm and agree that as long as a Shelf Registration Statement is effective as to certain Registrable Securities, the registration of such Registrable Securities shall not give rise to any Liquidated Damages even if the Partnership or any Purchaser deems it inadvisable to sell such Registrable Securities.

(f) Claw-Back of Units. The Partnership may exclude Registrable Securities from the Registration Statement if required by the Commission in order for the Commission to declare the Registration Statement effective; provided, however, that the Partnership will use its best efforts to file and have declared effective a subsequent Registration Statement that includes the Registrable Securities excluded from the initial Registration Statement at such time as it may do so in accordance with the Securities Act as interpreted by the Commission, but in any event no later than the Effective Date Deadline. With respect to any Registrable Securities that are not included in the initial Registration Statement or a subsequent Registration Statement by the Target Effective Date or the Effective Date Deadline, as applicable, the Partnership shall be required to pay the Purchasers the Liquidated Damages in accordance with Section 2.01(b) of this Agreement.
(g) No Obligation for Primary Offering by Purchasers. If (i) the Commission deems the registration of any Registrable Securities to be a primary offering by the Partnership or the Purchasers and (ii) the Commission prohibits the use of Rule 415 under the Securities Act (or any similar provision then in force) to sell all or a portion of the Registrable Securities on a delayed or continuous basis (a “Rule 415 Event”), then the Partnership shall no later than the Target Effective Date, cause a Shelf Registration Statement to become effective that covers the maximum number of Registrable Securities capable of registration (the “Covered Registrable Securities”) using Rule 415 under the Securities Act to sell the Registrable Securities on a delayed or continuous basis. If such Registration Statement is not declared effective by the Target Effective Date, then the Partnership shall be required to pay the Purchasers the Liquidated Damages in accordance with Section 2.01(b) of this Agreement. The Purchasers hereby acknowledge that the Partnership has granted registration rights as to its Common Units on a pari passu basis with the Registrable Securities as described in Schedule 3.02(g) of the Purchase Agreement (the “Additional Securities”); and in the event any Registrable Securities are excluded from the coverage of the Shelf Registration Statement as a result of the inclusion of such Additional Securities, the sole remedy of the Purchasers shall be the Partnership’s payment of Liquidated Damages in respect of the Registrable Securities not so registered as herein provided.
Section 2.02 Piggyback Rights.
(a) Participation. If at any time the Partnership proposes to file (i) a shelf registration statement other than the Shelf Registration Statement contemplated by Section 2.01, (ii) a prospectus supplement to an effective shelf registration statement, other than the Shelf Registration Statement contemplated by Section 2.01 of this Agreement, and Holders may be included without the filing of a post-effective amendment thereto, or (iii) a registration statement, other than a shelf registration statement, in either case, for the sale of Units in an Underwritten Offering for its own account and/or another Person, then as soon as practicable following the engagement of counsel by the Partnership to prepare the documents to be used in connection with an Underwritten Offering, the Partnership shall give notice (including, but not limited to, notification by electronic mail) of such proposed Underwritten Offering to each Holders holding $250,000 or more of Purchased Units based on the purchase price per unit under the Purchase Agreement and such notice shall offer such Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that if the Partnership has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have a material adverse effect on the price, timing or distribution of the Units in the Underwritten Offering, then (a) the Partnership shall not be required to offer such opportunity to the Holders or (b) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b); and provided, further, that the Partnership shall not be obligated to include any Registrable Securities in any Underwritten Offering unless the Holders request inclusion of at least $1.0 million of Registrable Securities in the aggregate in such Underwritten Offering. Any notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day pursuant to Section 3.01 hereof and receipt of such notice shall be confirmed by the Holder. Each such Holder shall then have three (3) Business Days after receiving such notice to request inclusion of Registrable Securities in the Underwritten Offering, except that such Holder shall have one (1) Business Day after such Holder confirms receipt of the notice to request inclusion of Registrable Securities in the Underwritten Offering in the case of a “bought deal” or “overnight transaction” where no preliminary prospectus is used. If no written request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Partnership shall determine for any reason not to undertake or to delay such Underwritten Offering, the Partnership may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Partnership of such withdrawal up to and including the time of pricing of such Underwritten Offering. Notwithstanding the foregoing, any Holder holding $1,000,000 or more of Purchased Units, based on the purchase price per unit under the Purchase Agreement, may deliver written notice (an “Opt Out Notice”) to the Partnership requesting that such Holder not receive notice from the Partnership of any proposed Underwritten Offering; provided, that, such Holder may later revoke any such Opt Out Notice. Following receipt of an Opt Out Notice from a Holder (unless subsequently revoked), the Partnership shall not be required to deliver any notice to such Holder pursuant to this Section 2.02(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by the Partnership pursuant to this Section 2.02(a).

(b) Priority. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Units included in an Underwritten Offering involving Included Registrable Securities advises the Partnership that the total amount of Registrable Securities that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a material adverse effect on the price, timing or distribution of the Units offered or the market for the Units, then the Units to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises the Partnership can be sold without having such adverse effect, with such number to be allocated (i) first, to the Partnership, (ii) second, pro rata among the Selling Holders who have requested participation in such Underwritten Offering and any other holders of securities of the Partnership having registration rights pari passu with the Purchasers’ registration rights that are described in Schedule 3.02(g) of the Purchase Agreement, and (iii) third, any other holder of securities of the Partnership, including the General Partner and its Affiliates. The pro rata allocations for each Selling Holder who have requested participation in such Underwritten Offering shall be the product of (a) the aggregate number of Registrable Securities proposed to be sold by all Selling Holders in such Underwritten Offering multiplied by (b) the fraction derived by dividing (x) the number of Registrable Securities owned on the Closing Date by such Selling Holder by (y) the aggregate number of Registrable Securities owned on the Closing Date by all Selling Holders participating in the Underwritten Offering. All participating Selling Holders shall have the opportunity to share pro rata that portion of such priority allocable to any Selling Holder(s) not so participating.
Section 2.03 Underwritten Offerings.
(a) General Procedures. In connection with any Underwritten Offering under this Agreement, the Partnership shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and the Partnership shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Partnership to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with the Partnership or the underwriters other than representations, warranties or agreements regarding such Selling Holder, its authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Partnership and the Managing Underwriter; provided, however, that such withdrawal must be made up to and including the time of pricing of such Underwritten Offering. No such withdrawal or abandonment shall affect the Partnership’s obligation to pay Registration Expenses. If Holders holding at least $1,000,000 of Purchased Units based on the purchase price per unit under the Purchase Agreement request, the Partnership’s management shall be required to participate in a roadshow or similar marketing effort in connection with any Underwritten Offering.

(b) No Demand Rights. Notwithstanding any other provision of this Agreement, no Holder of Registrable Securities shall be entitled to any “demand” rights or similar rights that would require the Partnership to effect an Underwritten Offering solely on behalf of such Holder.
Section 2.04 Sale Procedures. In connection with its obligations under this Article II, the Partnership will, as expeditiously as possible:
(a) prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement;
(b) if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from the Shelf Registration Statement and the Managing Underwriter at any time shall notify the Partnership in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Partnership shall use its best efforts to include such information in such prospectus supplement;
(c) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Shelf Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Shelf Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or other registration statement;
(d) if applicable, use its best efforts to register or qualify the Registrable Securities covered by the Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Partnership will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(e) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;
(f) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Partnership of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Partnership agrees to, as promptly as practicable, amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;
(g) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
(h) in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Partnership, dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto, and a letter of like kind dated the date of the closing under the underwriting agreement, and (ii) a “cold comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent certified public accountants who have certified the Partnership’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “cold comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Partnership and such other matters as such underwriters and Selling Holders may reasonably request;

(i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
(j) make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and Partnership personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, that the Partnership need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Partnership;
(k) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Partnership are then listed;
(l) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Partnership to enable the Selling Holders to consummate the disposition of such Registrable Securities;
(m) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
(n) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities;
(o) if requested by a Purchaser, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and
(p) The Partnership agrees that, if any Purchaser could reasonably be deemed to be an “underwriter,” as defined in Section 2(a)(11) of the Securities Act, in connection with the registration statement in respect of any registration of the Registrable Securities of any Purchaser pursuant to this Agreement, and any amendment or supplement thereof (any such registration statement or amendment or supplement a “Purchaser Underwriter Registration Statement”), then the Partnership will cooperate with such Purchaser in allowing such Purchaser to conduct customary “underwriter’s due diligence” with respect to the Partnership and satisfy its obligations in respect thereof.

In addition, at any Purchaser’s request, the Partnership will furnish to such Purchaser, on the date of the effectiveness of any Purchaser Underwriter Registration Statement and thereafter from time to time on such dates as such Purchaser may reasonably request, (i) a “cold comfort” letter, dated such date, from the Partnership’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Purchaser, and (ii) an opinion, dated as of such date, of counsel representing the Partnership for purposes of such Purchaser Underwriter Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, including a standard “10b-5” opinion for such offering, addressed to such Purchaser; provided, however, that with respect to any Placement Agent, the Partnership’s obligations with respect to this Section 2.04(p) shall be limited to one time, with an additional bring-down request within 30 days of the date of such documents. The Partnership will also permit legal counsel to such Purchaser to review and comment upon any such Purchaser Underwriter Registration Statement at least two (2) Business Days prior to its filing with the Commission and all amendments and supplements to any such Purchaser Underwriter Registration Statement within a reasonable number of days prior to their filing with the Commission and not file any Purchaser Underwriter Registration Statement or amendment or supplement thereto in a form to which such Purchaser’s legal counsel reasonably objects in writing.
Each Selling Holder, upon receipt of written notice from the Partnership of the happening of any event of the kind described in subsection (f) of this Section 2.04, shall forthwith discontinue offers and sales of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) of this Section 2.04 or until it is advised in writing by the Partnership that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Partnership, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Partnership (at the Partnership’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
Section 2.05 Cooperation by Holders. The Partnership shall have no obligation to include Registrable Securities of a Holder in the Shelf Registration Statement or in an Underwritten Offering pursuant to Section 2.02(a) who has failed to timely furnish such information that the Partnership determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act, including the execution of the initial Selling Unitholder Notice and Questionnaire attached at Exhibit B to this Agreement by the date specified thereon.
Section 2.06 Restrictions on Public Sale by Holders of Registrable Securities. For a period of 365 days from the Closing Date, each Holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities during the 30-day period beginning the day after the pricing date of an Underwritten Offering of equity securities by the Partnership or its Affiliates (except as provided in this Section 2.06); provided, however, that the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the officers or directors or any other unitholder of the Partnership on whom a restriction is imposed. In addition, the lock-up provisions in this Section 2.06 shall not apply with respect to a Holder that (A) owns less than $1,000,000 of Purchased Units, based on the purchase price per unit under the Purchase Agreement, (B) has delivered an Opt Out Notice to the Partnership pursuant to Section 2.02(a) or (C) has submitted a notice requesting the inclusion of Registrable Securities in an Underwritten Offering pursuant to Section 2.02 hereof, but is unable to do so as a result of the priority provisions contained in Section 2.02(b) hereof.

Section 2.07 Expenses.
(a) Expenses. The Partnership will pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in Section 2.08 hereof, the Partnership shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.
(b) Certain Definitions. “Registration Expenses” means all expenses incident to the Partnership’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Shelf Registration Statement pursuant to Section 2.01 or an Underwritten Offering covered under this Agreement, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and Nasdaq fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, all word processing, duplicating and printing expenses, any transfer taxes and the fees and disbursements of counsel and independent certified public accountants for the Partnership, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. “Selling Expenses” means all underwriting fees, discounts and selling commissions allocable to the sale of the Registrable Securities.
Section 2.08 Indemnification.
(a) By the Partnership. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees and agents and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Partnership will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the Shelf Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.
(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Partnership, its directors, officers, employees and agents and each Person, if any, who controls the Partnership within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Partnership to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.
(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.08. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.08 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnified party.

(d) Contribution. If the indemnification provided for in this Section 2.08 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
(e) Other Indemnification. The provisions of this Section 2.08 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.
Section 2.09 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Partnership agrees to use its best efforts to:
(a) Make and keep public information regarding the Partnership available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b) File with the Commission in a timely manner all reports and other documents required of the Partnership under the Securities Act and the Exchange Act at all times from and after the date hereof; and
(c) So long as a Holder owns any Registrable Securities, furnish, unless otherwise available via Edgar, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Partnership, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.
Section 2.10 Transfer or Assignment of Registration Rights. The rights to cause the Partnership to register Registrable Securities granted to the Purchasers by the Partnership under this Article II may be transferred or assigned by any Purchaser to one or more transferee(s) or assignee(s) of such Registrable Securities or counterparties to any total return swaps; provided, however, that, (a) unless such transferee is an Affiliate of such Purchaser, or a counterparty to a total return swap, each such transferee or assignee holds Registrable Securities representing at least $250,000 of the Purchased Units, based on the purchase price per unit under the Purchase Agreement, (b) the Partnership is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement.
Section 2.11 Limitation on Subsequent Registration Rights. Except as set forth in Section 3.02(g) or Schedule 3.02(g) of the Purchase Agreement, from and after the date hereof, the Partnership shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, (i) enter into any agreement with any current or future holder of any securities of the Partnership that would allow such current or future holder to require the Partnership to include securities in any registration statement filed by the Partnership on a basis that is superior in any way to the registration rights granted to the Purchasers hereunder or (ii) grant registration rights to any other Person that would be superior to the Purchasers’ registration rights hereunder.
ARTICLE III
MISCELLANEOUS
Section 3.01 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:
(a) if to Purchasers, to the address set forth in Schedule 8.07 to the Purchase Agreement, with a copy to:
McDermott Will & Emery LLP
340 Madison Avenue
New York, New York 10173-1922
Attention:   Stephen E. Older, Esq.
Facsimile:   (212) 547-5444
Email:   solder@mwe.com

(b) if to a transferee of a Purchaser, to such Holder at the address provided pursuant to Section 2.10 above; and
(c) if to the Partnership:
Rio Vista Energy Partners L.P.
1313 East Alton Gloor, Suite J
Brownsville, Texas 78526
Attention:   Mr. Ian T. Bothwell
Facsimile:   (956) 831-0887
Email:   POCITB2@aol.com
with a copy to:
Mr. Ian T. Bothwell
840 Apollo Street, Suite 313
El Segundo, California 90245
Facsimile:   (310) 563-6255
Email:   POCITB2@aol.com
And with an additional copy to:
Andrews Kurth LLP
600 Travis Street, Suite 4200
Houston, Texas 77002
Attention:   Roy E. Bertolatus
Facsimile:   (713) 238-7356
Email:   rbertolatus@akllp.com
All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.
Section 3.02 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
Section 3.03 Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by such Purchaser in accordance with Section 2.10 hereof.
Section 3.04 Recapitalization, Exchanges, Etc. Affecting the Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all units of the Partnership or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations and the like occurring after the date of this Agreement.

Section 3.05 Aggregation of Purchased Units . All Purchased Units held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
Section 3.06 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.
Section 3.07 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.
Section 3.08 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 3.09 Governing Law. The Laws of the State of New York shall govern this Agreement without regard to principles of conflicts of Laws that would apply the substantive law of some other jurisdiction.
Section 3.10 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
Section 3.11 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Partnership set forth herein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.
Section 3.12 Amendment. This Agreement may be amended only by means of a written amendment signed by the Partnership and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.13 No Presumption. If any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
Section 3.14 Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted assignees) and the Partnership shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers under this Agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any assignee of a Purchaser hereunder.
Section 3.15 Interpretation. Article, Section, Schedule and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified.
Section 3.16 Equal Treatment of Purchasers. Neither the Partnership nor any of its Affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, payment for the redemptions or exchange of Registrable Securities, or otherwise, to any holder of Registrable Securities for or as an inducement to, or in connection with solicitation of, any consent, waiver or amendment of any terms or provisions of the Registrable Securities or this Agreement or any of the other agreements referred to in this Agreement unless such consideration is paid to all Holders bound by such consent, waiver or amendment, whether or not such holders so consent, waive or agree to amend.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto execute this Registration Rights Agreement, effective as of the date first above written.

RIO VISTA ENERGY PARTNERS L.P.

By:	RIO VISTA GP LLC, its General Partner

By:	/s/ Ian Bothwell

Name:	Ian Bothwell

Title:	Acting CEO and Acting President

[Signature Page to Registration Rights Agreement]

STANDARD GENERAL FUND L.P.

By:	STANDARD GENERAL GP LLC, its general partner

By:	STANDARD GENERAL MANAGEMENT LLC, its Managing Member

By:	/s/ Nicholas Singer

Name:	Nicholas Singer

Title:	Co-Managing Member

[Signature Page to Registration Rights Agreement]

CREDIT SUISSE MANAGEMENT LLC

By:	/s/ Parshu Shah

Name:	Parshu Shah

Title:	Director

[Signature Page to Registration Rights Agreement]

STRUCTURED FINANCE AMERICAS, LLC

By:	/s/ Sunil Hariani

Name:	Sunil Hariani

Title:	Vice President

By:	/s/ John Arnone

Name:	John Arnone

Title:	Vice President

[Signature Page to Registration Rights Agreement]

Exhibit A
Purchasers
Standard General Fund L.P.
Credit Suisse Management LLC
Structured Finance Americas, LLC

Exhibit A - 1

Exhibit B
RIO VISTA ENERGY PARTNERS L.P.
Selling Unitholder Notice and Questionnaire
Beneficial owners of our Units that do not complete this Notice and Questionnaire and deliver it to us as provided below will not be named as selling unitholders in the initial registration statement that will be filed by Rio Vista Energy Partners L.P. with the Securities and Exchange Commission.
Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire as promptly as practicable after their acquisition of Registrable Securities, and in any case no later than [ ____________ ], 2007, so that such beneficial owners may be named. Please see the fax, email and other contact information on the signature page below.
Certain legal consequences arise from being named a selling stockholder. Beneficial owners are advised to consult their own securities law counsel regarding being named or not being named a selling unitholder in the registration statement.
Notice
The undersigned beneficial owner (the “Selling Unitholder”) of Units representing limited partner interests (“Units”) in Rio Vista Energy Partners L.P. (the “Partnership”) acquired in a private placement by the Partnership (such Units, the “Registrable Securities”) hereby gives notice to the Partnership of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to a registration statement to be filed by the Partnership (the “Shelf Registration Statement”) with the Securities and Exchange Commission. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including the indemnification provisions thereof.
The undersigned hereby provides the following information to the Partnership and represents and warrants that such information is accurate and complete as of the date hereof and undertakes to provide the Partnership with updates of this information.

Exhibit B - 1

Questionnaire
1.	(a)	Full legal name of Selling Unitholder:

	(b)	Full legal name of the broker-dealer or other third party through which Registrable Securities listed in Item (3) below are held:

	(c)	Full legal name of The Depository Trust Company participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

	(d)	Full legal name of The Depository Trust Company participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:
2.	Address for Notices to Selling Unitholder:

Email:

Telephone, including area code:

Fax, including area code:

Contact Person:

3.	Ownership of Registrable Securities and Other Securities:
Number of Units of Registrable Securities Beneficially Owned:

Unless otherwise indicated in the space provided below, all Registrable Securities listed in response to Item (3) above will be included in the Shelf Registration Statement. If the undersigned does not wish all such Registrable Securities to be so included, please indicate below the number of shares to be included:

Exhibit B - 2

A “beneficial owner” of a security includes:
(1)	Any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:
(a)	voting power which includes the power to vote, or to direct the voting of, such security; and/or,

(b)	investment power which includes the power to dispose, or to direct the disposition of, such security;
(2)
Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of section 13(d) or (g) of the Securities Exchange Act of 1934, as amended; and

(3)
Any person who has the right to acquire “beneficial ownership" (defined by reference to paragraph (1) above) of such security within sixty days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in clauses (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

4.	Ownership of Other Securities Owned by the Selling Unitholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Partnership other than the Registrable Securities listed above in Item (3).

(a)	Number of Other Securities of the Partnership beneficially owned by the Selling Unitholder:

(b)	CUSIP No(s).of such other Partnership securities beneficially owned:

Exhibit B - 3

5.	Voting or Investment Power Over the Selling Unitholder:
(a)
Names of natural persons or entities who have sole or shared investment power over the Registrable Securities and other securities owned by the Selling Unitholder. For purposes of this Item 5, “voting power” includes the power to vote or direct the voting of such securities, and “investment power" includes the power to dispose or direct the disposition of such securities.

(b)	Describe whether the natural persons or entities named in Item 5(a) have sole voting or investment power over the Registrable Securities and other securities owned by the Selling Unitholder.
6.
Relationships with the Partnership

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Partnership (or its predecessors or affiliates) during the past three years.

State any exceptions here:

Exhibit B - 4

7.	Plan of distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or alternatively through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Unitholder will be responsible for underwriting discounts or commissions and agents’ commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options. In connection with the sales of Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of Registrable Securities in the course of hedging positions they assume. The undersigned may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities. The Selling Unitholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time. The Selling Unitholder also may transfer and donate Registrable Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the Selling Unitholder for purposes of the prospectus.

State any exceptions here: Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Partnership.

Exhibit B - 5

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act relating to prospectus delivery, in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.
The Selling Unitholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.
In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by Law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Partnership of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.
All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (7) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Partnership in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.
By signing below, the undersigned agrees that if the Partnership notifies the undersigned in writing that the Shelf Registration Statement is not available, the undersigned will suspend use of the prospectus until receipt of written notice from the Partnership that the prospectus is again available.

Exhibit B - 6

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By:

Name:
Title:
Dated: _________________
PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE: (1) by fax or email by [ _________________ ], 2007 to:
RIO VISTA ENERGY PARTNERS L.P.
1313 East Alton Gloor, Suite J
Brownsville, Texas 78526
Attention:    Mr. Ian T. Bothwell
Facsimile:    (956) 831-0887
Email:    POCITB2@aol.com
and (2) return the original, executed notice and questionnaire to the same at the address above.

Exhibit B - 7